Exhibit 10.1(3)

CREDIT SUISSE, NEW YORK BRANCH
11 MADISON AVENUE
NEW YORK, NEW YORK 10010

November 8, 2005

Fieldstone Investment Funding, LLC
Fieldstone Investment Corporation
11000 Broken Land Parkway
Suite 600
Columbia, Maryland  21044
Attention:  Treasurer
Phone Number:  (410) 772-7275
Fax Number:  (410) 772-7299

Re:                               Credit Suisse, New York Branch – Fieldstone Investment Funding, LLC –
Fieldstone Investment Corporation Funding Agreement

Ladies and Gentleman:

1.                                       Reference is made to that certain Funding Agreement dated as of July 27, 2005, as amended from time to time (the “Funding Agreement”), among CREDIT SUISSE, NEW YORK BRANCH (“Facility Agent”), FIELDSTONE INVESTMENT FUNDING, LLC (the “Borrower”), FIELDSTONE INVESTMENT CORPORATION (the “Servicer”) and the several CONDUIT LENDERS, COMMITTED LENDERS and GROUP AGENTS party thereto from time to time.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Funding Agreement.

2.                                       The Facility Agent, the Borrower, the Servicer and the several Conduit Lenders, Committed Lenders and Group Agents hereby agree subject to the terms and conditions of this letter, that (i) the Funding Agreement and the Transaction Documents are terminated and the Borrower, the Servicer, the Facility Agent and the several Conduit Lenders, Committed Lenders and Group Agents have no further obligations thereunder, except for those obligations that by their terms survive termination of the Funding Agreement, and (ii) the Conduit Lenders, Committed Lenders and the Borrower shall not enter into any new Loans under the Funding Agreement.

3.                                       This letter shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

4.                                       This letter may be executed in any number of counterparts each of which shall constitute one and the same instrument, and either party hereto may execute this letter by signing any such counterpart.

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This letter shall be construed in accordance with, and the obligations, rights and remedies of the parties hereunder shall be determined under, the substantive laws of the State of New York (without giving effect to choice of law principles), except to the extent preempted by Federal law.

Sincerely,

CREDIT SUISSE, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

Accepted and Agreed:

FIELDSTONE INVESTMENT FUNDING, LLC

By:
Name:
Title:

FIELDSTONE INVESTMENT CORPORATION

By:
Name:
Title:

ALPINE SECURITIZATION CORP.

By:
Name:
Title:

CREDIT SUISSE, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title: